UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010

VITESSE SEMICONDUCTOR CORPORATION

(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31614	77-0138960
(Commission File Number)	(IRS Employer Identification No.)

741 Calle Plano

Camarillo, California 93012

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (805) 388-3700

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01 - OTHER EVENTS.

On February 9, 2010, Vitesse Semiconductor Corporation (the “Company”) held a public call to discuss business and financial matters regarding the Company.  A copy of the transcript of that call is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section.  The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

99.1   Transcript of February 9, 2010 Conference Call.

All statements included or incorporated by reference in Report on Form 8-K, other than statements or characterizations of historical fact, are forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current facts.  These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change.  Forward-looking statements can often be identified by words such as  “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” and similar terms, and variations or negatives of these words.  Forward-looking statements are not guarantees of future performance and the Company’s actual results may differ significantly from the results discussed in the forward-looking statements.  The Company refers investors to the documents that it has filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended September 30, 2008 and its interim reports on Form 10-Q and its reports on Form 8-K.  These documents contain additional important factors that could cause actual results to differ from current expectations and from forward-looking statements contained in this Form 8-K. Furthermore, the Company is under no obligation to (and expressly disclaims any such obligation to) update or alter any of the forward-looking statements contained in this Form 8-K whether as a result of new information, future events or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2010

VITESSE SEMICONDUCTOR CORPORATION

	By:	/s/Richard C Yonker
Richard C. Yonker
Chief Financial Officer